SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                      FORM 8-K/A
                                Amendment No. 1

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported):
                                     May 19, 2000


                           HOME PROPERTIES OF NEW YORK, INC.
                (Exact name of Registrant as specified in its Charter)


MARYLAND                      1-13136                 16-1455126
(State or other jurisdiction  (Commission file number) (I.R.S. Employer
of incorporation or organization                   Identification Number)


                                  850 CLINTON SQUARE
                               ROCHESTER, NEW YORK 14604
                       (Address of principal executive offices)


      Registrant's telephone number, including area code: (716) 546-4900







                                    Not applicable
             (Former name or former address, if changed since last report)









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                           HOME PROPERTIES OF NEW YORK, INC.

                              AMENDMENT NO. 1 TO
                                    CURRENT REPORT
                                     ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 5 and 7 of its Current Report on Form 8-K, which was filed on May 22, 2000, as set forth in the pages attached hereto:

Item 5.  Other Events
       This amendment to the Form 8-K is filed solely to file additional exhibits set forth in item 7.

Item 7.  Financial Statements and Exhibits.

a.     Exhibits

       Exhibit 4.1 Agency Fee and Warrant Agreement
       Exhibit 4.2 Form of Warrant




                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                           Date: June 9, 2000


                          By:     /S/ DAVID P. GARDNER
                                 David P. Gardner
                                 Vice President
                                 Chief Financial Officer and
                                 Treasurer


                           Date:  June 9, 2000


                           By:     /S/ DAVID P. GARDNER
                                 David P. Gardner
                                 Vice President
                                 Chief Financial Officer and
                                 Treasurer

                           HOME PROPERTIES OF NEW YORK, INC.

                                     EXHIBIT INDEX


Exhibit 4.1 Agency Fee and Warrant Agreement

Exhibit 4.2 Form of Warrant